SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Great Plains Energy Incorporated (“Great Plains Energy”) and Kansas City Power & Light Company (“KCP&L”) (each a “Registrant” and collectively, the “Registrants”) are separately filing this combined Current Report on Form 8-K (the “Report”).  Information contained herein relating to an individual Registrant is furnished by such Registrant on its own behalf.  Each Registrant makes representations only as to information relating to itself.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 1, 2008, the Management Committee of Strategic Energy, L.L.C. (“Strategic Energy”), a subsidiary of Great Plains Energy, took action determining that the cash portion of the awards outstanding under the Strategic Energy Executive Committee Long-Term Incentive Plan (the “Plan”) for the performance periods of 2006-2008 and 2007-2009 will be deemed fully earned and payable at the target (100%) level as of the closing date of the sale of the membership interests in Strategic Energy to Direct Energy Services, LLC (“Direct Energy”) pursuant to the Purchase Agreement among Great Plains Energy, Direct Energy and Custom Energy Holdings, L.L.C., dated as of April 1, 2008.  Shahid Malik, who is Executive Vice President of Great Plains Energy and President and Chief Executive Officer of Strategic Energy, is a “named executive officer” of Great Plains Energy (as defined in applicable SEC regulations) and is a participant in the Plan.  The cash portion of Mr. Malik’s awards under the Plan that would be payable on such closing date is approximately $802,000.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 1 2008, the Board of Directors of Great Plains Energy amended the Bylaws to change the number of director positions from eleven to a range of nine to thirteen, with the exact number of directors to be determined by Board resolution.  The number of director positions remains at eleven, until and unless changed by Board resolution.  The Great Plains Energy Bylaws, as amended, are attached as Exhibit 3.1.

On April 1 2008, the board of directors of KCP&L amended the Bylaws to change the number of director positions from eleven to a range of nine to thirteen, with the exact number of directors to be determined by Board resolution.  The number of director positions remains at eleven, until and unless changed by Board resolution.  The KCP&L Bylaws, as amended, are attached as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit No.

3.1	Great Plains Energy Incorporated Bylaws as Amended April 1, 2008.

3.2	Kansas City Power & Light Company Bylaws as Amended April 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Terry Bassham
Terry Bassham
Chief Financial Officer

Date: April 7, 2008